Offerings - Offering: 1	Dec. 26, 2024 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 378,525,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 57,952.18
Offering Note	Calculated solely for purposes of determining the filing fee. The purchase price of the 0.50% Convertible Senior Notes due 2027 (the "Notes"), as described herein, is US$1,000 per US$1,000 principal amount outstanding. As of December 25, 2024, there was US$378,525,000.00 aggregate principal amount of Notes outstanding, resulting in an aggregate maximum purchase price of US$378,525,000.00 (excluding accrued but unpaid interest, if any). The amount of the filing fee was calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended, and equals $153.10 for each US$1,000,000 of the value of the transaction.